EXHIBIT 10.55


                              Note to Exhibit 10.55



         The following Lease Supplement is substantially identical in all material respects to five additional Lease Supplements except as follows:


                                                                                                                Lease
                                                                                           Aircraft             Termination
Owner Participant                                       Date                               (Tail No.)           Date
-----------------                                       ----                                                    ----
NCC Charlie Company*                                    September 10, 1998*                N575ML*              March 30, 2015*
NCC Charlie Company                                     September 10, 1998                 N576ML               March 30, 2015
General Electric Capital Corporation                    November 10, 1998                  N577ML               May 12, 2015
General Electric Capital Corporation                    November 10, 1998                  N578ML               May 13, 2015
Castle Harbour Leasing Inc.                             December 10, 1998                  N579ML               June 15, 2015
NCC Charlie Company                                     January 25, 1999                   N580ML               July 28, 2015



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*   Filed as Exhibit 10.7 to the Company's Quarterly Report on Form 10-Q for the
    quarter ended September 30, 1998.